Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

(unaudited)

For the period ended September 30, 2025

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(US$ millions, except per share amounts)	2025	2024	2025	2024

Revenues
Product and service revenues (1)	$1,731	$1,775	$5,460	$5,562
Sales of purchased product (1)	289	403	1,149	1,196
Gains (losses) on risk management, net	26	128	97	151
Sublease revenues	20	18	55	55
Total Revenues	2,066	2,324	6,761	6,964

Operating Expenses
Production, mineral and other taxes	72	86	232	258
Transportation and processing	452	408	1,285	1,240
Operating	220	235	644	715
Purchased product	278	392	1,120	1,165
Depreciation, depletion and amortization	545	599	1,646	1,745
Impairments	141	-	871	-
Accretion of asset retirement obligation	7	5	21	14
Administrative	78	72	247	250
Total Operating Expenses	1,793	1,797	6,066	5,387
Operating Income (Loss)	273	527	695	1,577

Other (Income) Expenses
Interest	91	103	283	306
Foreign exchange (gain) loss, net	(7)	17	25	(21)
Other (gains) losses, net	(3)	(151)	(11)	(160)
Total Other (Income) Expenses	81	(31)	297	125
Net Earnings (Loss) Before Income Tax	192	558	398	1,452
Income tax expense (recovery)	44	51	102	267
Net Earnings (Loss)	$148	$507	$296	$1,185

Net Earnings (Loss) per Share of Common Stock
Basic	$0.58	$1.93	$1.14	$4.45
Diluted	0.57	1.92	1.13	4.41
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	256.2	262.1	258.6	266.0
Diluted	258.1	264.0	260.8	268.7
(1)
See Note 3 of the Interim Condensed Consolidated Financial Statements included in Part I, Item 1 of Ovintiv’s Quarterly Report on Form 10-Q regarding the reclassification of the Company’s previously reported Market Optimization segment.

Condensed Consolidated Statement of Comprehensive Income (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(US$ millions)	2025	2024	2025	2024

Net Earnings (Loss)	$148	$507	$296	$1,185
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	(73)	44	129	(63)
Pension and other post-employment benefit plans	(1)	(1)	(3)	(4)
Other Comprehensive Income (Loss)	(74)	43	126	(67)
Comprehensive Income (Loss)	$74	$550	$422	$1,118

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	September 30,	December 31,
(US$ millions)	2025	2024

Assets
Current Assets
Cash and cash equivalents	$25	$42
Accounts receivable and accrued revenues (net of allowances
of $6 million (2024: $5 million))	1,059	1,183
Risk management	77	108
Income tax receivable	13	36
	1,174	1,369
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	69,102	66,009
Unproved properties	489	764
Other	862	865
Property, plant and equipment	70,453	67,638
Less: Accumulated depreciation, depletion and amortization	(56,330)	(53,274)
Property, plant and equipment, net	14,123	14,364
Other Assets	1,296	965
Risk Management	2	-
Deferred Income Taxes	227	10
Goodwill	2,566	2,546
	$19,388	$19,254

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$1,678	$1,883
Current portion of operating lease liabilities	112	82
Income tax payable	28	9
Risk management	-	107
Current portion of long-term debt	819	600
	2,637	2,681
Long-Term Debt	4,393	4,853
Operating Lease Liabilities	1,105	737
Other Liabilities and Provisions	132	114
Risk Management	22	21
Asset Retirement Obligation	433	315
Deferred Income Taxes	432	202
	9,154	8,923

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2025 issued and outstanding: 253.3 million shares (2024: 260.4 million shares)	3	3
Paid in surplus	7,758	8,045
Retained earnings	1,570	1,506
Accumulated other comprehensive income	903	777
Total Shareholders’ Equity	10,234	10,331
	$19,388	$19,254

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(US$ millions)	2025	2024	2025	2024

Operating Activities
Net earnings (loss)	$148	$507	$296	$1,185
Depreciation, depletion and amortization	545	599	1,646	1,745
Impairments	141	-	871	-
Accretion of asset retirement obligation	7	5	21	14
Deferred income taxes	30	21	19	182
Unrealized (gain) loss on risk management	20	(31)	12	61
Unrealized foreign exchange (gain) loss	(2)	16	(45)	(12)
Foreign exchange (gain) loss on settlements	-	(2)	(41)	(9)
Other	6	(137)	33	(128)
Net change in other assets and liabilities	(7)	19	(29)	(35)
Net change in non-cash working capital	(76)	25	(85)	(302)
Cash From (Used in) Operating Activities	812	1,022	2,698	2,701

Investing Activities
Capital expenditures	(544)	(538)	(1,682)	(1,751)
Acquisitions	31	(7)	(2,282)	(202)
Corporate acquisition	-	-	-	12
Proceeds from divestitures	26	3	1,922	7
Net change in investments and other	34	26	136	16
Cash From (Used in) Investing Activities	(453)	(516)	(1,906)	(1,918)

Financing Activities
Net issuance (repayment) of revolving debt	(121)	(210)	360	140
Repayment of long-term debt	-	-	(600)	-
Purchase of shares of common stock	(160)	(163)	(307)	(597)
Dividends on shares of common stock	(77)	(78)	(232)	(238)
Finance lease payments and other	-	(2)	(21)	(32)
Cash From (Used in) Financing Activities	(358)	(453)	(800)	(727)

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	4	(2)	(9)	-

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	5	51	(17)	56
Cash, Cash Equivalents and Restricted Cash, Beginning of Period	20	8	42	3
Cash, Cash Equivalents and Restricted Cash, End of Period	$25	$59	$25	$59

Cash, End of Period	$15	$9	$15	$9
Cash Equivalents, End of Period	10	-	10	-
Restricted Cash, End of Period	-	50	-	50
Cash, Cash Equivalents and Restricted Cash, End of Period	$25	$59	$25	$59

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Interim Supplemental Information

(unaudited)

For the period ended September 30, 2025

U.S. Dollar / U.S. Protocol

Third quarter report

for the period ended September 30, 2025

Supplemental Financial Information (unaudited)

Financial Results

	2025				2024
(US$ millions, unless otherwise specified)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Net Earnings (Loss)	296	148	307	(159)	1,125	(60)	1,185	507	340	338

Per share - basic (1)	1.14	0.58	1.19	(0.61)	4.25	(0.23)	4.45	1.93	1.28	1.25
Per share - diluted (1)	1.13	0.57	1.18	(0.61)	4.21	(0.23)	4.41	1.92	1.27	1.24

Non-GAAP Adjusted Earnings (2)	902	267	265	370	1,560	351	1,209	489	331	389

Per share - basic (1)	3.49	1.04	1.02	1.42	5.90	1.35	4.55	1.87	1.24	1.44
Per share - diluted (1)	3.46	1.03	1.02	1.42	5.83	1.35	4.50	1.85	1.23	1.43

Non-GAAP Cash Flow (3)	2,812	895	913	1,004	4,042	1,004	3,038	978	1,025	1,035

Per share - basic (1)	10.87	3.49	3.53	3.86	15.28	3.86	11.42	3.73	3.85	3.84
Per share - diluted (1)	10.78	3.47	3.51	3.86	15.12	3.86	11.31	3.70	3.82	3.80

Foreign Exchange Rates (C$ per US$1)
Average	1.399	1.377	1.384	1.435	1.370	1.398	1.360	1.364	1.368	1.349
Period end	1.392	1.392	1.364	1.438	1.439	1.439	1.350	1.350	1.369	1.355

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	398	192	399	(193)	1,351	(101)	1,452	558	466	428
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(12)	(20)	54	(46)	(136)	(75)	(61)	31	8	(100)
Impairments	(871)	(141)	-	(730)	(450)	(450)	-	-	-	-
Non-operating foreign exchange gain (loss)	86	2	(3)	87	6	(14)	20	(16)	11	25
Adjusted Earnings (Loss) Before Income Tax	1,195	351	348	496	1,931	438	1,493	543	447	503
Income tax expense (recovery) (4)	293	84	83	126	371	87	284	54	116	114

Non-GAAP Adjusted Earnings (2)	902	267	265	370	1,560	351	1,209	489	331	389

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	2,698	812	1,013	873	3,721	1,020	2,701	1,022	1,020	659
(Add back) Deduct:
Net change in other assets and liabilities	(29)	(7)	(11)	(11)	(74)	(39)	(35)	19	(42)	(12)
Net change in non-cash working capital	(85)	(76)	111	(120)	(247)	55	(302)	25	37	(364)

Non-GAAP Cash Flow (3)	2,812	895	913	1,004	4,042	1,004	3,038	978	1,025	1,035

(1)
Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2025				2024
(millions)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	258.6	256.2	259.0	260.4	264.6	260.3	266.0	262.1	266.2	269.7

Diluted	260.8	258.1	260.1	260.4	267.4	260.3	268.7	264.0	268.1	272.3
(2)
Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.
(3)
Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.
(4)
Calculated using the applicable U.S. federal and state statutory income tax rate of 21.75 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.7 percent (2024 - 21.75 percent and 23.7 percent, respectively).

Financial Metrics

	2025	2024
	Year-to- date	Year

Debt to Capitalization	34%	35%
Debt to Adjusted Capitalization (1)	22%	23%
Debt to EBITDA (1)	1.8x	1.3x
Debt to Adjusted EBITDA (1)	1.2x	1.2x

(1)
Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2025

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2025				2024
(average)	% of Oil & NGLs	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil (Mbbls/d)	47	143.3	137.6	142.0	150.5	168.3	167.1	168.7	168.4	167.3	170.4
NGLs - Plant Condensate (Mbbls/d)	22	66.3	74.2	69.2	55.2	42.9	42.6	43.0	44.0	44.6	40.5
Oil & Plant Condensate (Mbbls/d)	69	209.6	211.8	211.2	205.7	211.2	209.7	211.7	212.4	211.9	210.9
Butane (Mbbls/d)	7	23.0	23.6	23.3	22.2	21.2	21.5	21.1	21.6	21.3	20.6
Propane (Mbbls/d)	12	35.7	37.4	36.3	33.1	34.7	34.5	34.8	35.0	35.3	34.0
Ethane (Mbbls/d)	12	35.3	36.7	35.9	33.4	34.9	34.1	35.1	36.0	35.4	33.8
NGLs - Other (Mbbls/d)	31	94.0	97.7	95.5	88.7	90.8	90.1	91.0	92.6	92.0	88.4
Oil & NGLs (Mbbls/d)	100	303.6	309.5	306.7	294.4	302.0	299.8	302.7	305.0	303.9	299.3

Natural Gas (MMcf/d)		1,847	1,925	1,851	1,764	1,698	1,680	1,704	1,725	1,740	1,648

Total (MBOE/d)		611.5	630.4	615.3	588.3	585.0	579.9	586.7	592.6	593.8	573.8

Production Volumes by Segment

	2025				2024
(average)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil (Mbbls/d)
USA Operations	142.9	137.0	141.6	150.3	167.9	166.6	168.3	168.0	166.8	170.2
Canadian Operations	0.4	0.6	0.4	0.2	0.4	0.5	0.4	0.4	0.5	0.2
	143.3	137.6	142.0	150.5	168.3	167.1	168.7	168.4	167.3	170.4

NGLs - Plant Condensate (Mbbls/d)
USA Operations	11.1	11.7	11.4	10.3	11.2	11.6	11.1	11.7	10.9	10.6
Canadian Operations	55.2	62.5	57.8	44.9	31.7	31.0	31.9	32.3	33.7	29.9
	66.3	74.2	69.2	55.2	42.9	42.6	43.0	44.0	44.6	40.5

Oil & Plant Condensate (Mbbls/d)
USA Operations	154.0	148.7	153.0	160.6	179.1	178.2	179.4	179.7	177.7	180.8
Canadian Operations	55.6	63.1	58.2	45.1	32.1	31.5	32.3	32.7	34.2	30.1
	209.6	211.8	211.2	205.7	211.2	209.7	211.7	212.4	211.9	210.9

NGLs - Other (Mbbls/d)
USA Operations	75.1	77.9	76.8	70.4	75.8	75.1	76.0	77.7	75.7	74.6
Canadian Operations	18.9	19.8	18.7	18.3	15.0	15.0	15.0	14.9	16.3	13.8
	94.0	97.7	95.5	88.7	90.8	90.1	91.0	92.6	92.0	88.4

NGLs - Total (Mbbls/d)
USA Operations	86.2	89.6	88.2	80.7	87.0	86.7	87.1	89.4	86.6	85.2
Canadian Operations	74.1	82.3	76.5	63.2	46.7	46.0	46.9	47.2	50.0	43.7
	160.3	171.9	164.7	143.9	133.7	132.7	134.0	136.6	136.6	128.9

Oil & NGLs (Mbbls/d)
USA Operations	229.1	226.6	229.8	231.0	254.9	253.3	255.4	257.4	253.4	255.4
Canadian Operations	74.5	82.9	76.9	63.4	47.1	46.5	47.3	47.6	50.5	43.9
	303.6	309.5	306.7	294.4	302.0	299.8	302.7	305.0	303.9	299.3

Natural Gas (MMcf/d)
USA Operations	510	512	508	510	537	548	533	543	531	526
Canadian Operations	1,337	1,413	1,343	1,254	1,161	1,132	1,171	1,182	1,209	1,122
	1,847	1,925	1,851	1,764	1,698	1,680	1,704	1,725	1,740	1,648

Total (MBOE/d)
USA Operations	314.2	311.9	314.7	315.9	344.4	344.7	344.3	348.0	341.9	343.0
Canadian Operations	297.3	318.5	300.6	272.4	240.6	235.2	242.4	244.6	251.9	230.8
	611.5	630.4	615.3	588.3	585.0	579.9	586.7	592.6	593.8	573.8

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2025

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2025				2024
(US$ millions)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	2,641	835	831	975	4,549	1,041	3,508	1,135	1,192	1,181
NGLs (2)	531	164	177	190	740	196	544	180	176	188
Natural Gas	345	96	104	145	318	103	215	63	55	97
	3,517	1,095	1,112	1,310	5,607	1,340	4,267	1,378	1,423	1,466
Realized Gains (Losses) on Risk Management (3)
Oil	13	4	9	-	(34)	(1)	(33)	-	(25)	(8)
NGLs (2)	3	3	-	-	4	-	4	2	1	1
Natural Gas	2	2	-	-	145	21	124	42	51	31
	18	9	9	-	115	20	95	44	27	24

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	7	3	2	2	10	2	8	3	4	1
NGLs (2)	1,093	403	367	323	992	238	749	249	271	234
Natural Gas	822	221	274	327	741	214	524	142	150	235
	1,922	627	643	652	1,743	454	1,289	394	425	470
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-	-	-	-	-
NGLs (2)	-	-	-	-	(1)	(1)	-	-	-	-
Natural Gas	91	37	24	30	153	40	113	53	38	22
	91	37	24	30	152	39	113	53	38	22

(1)
Excludes other revenues with no associated production volumes.
(2)
Includes plant condensate.
(3)
Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2025

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2025				2024
(US$/BOE)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Total USA Operations Netback
Price	40.99	38.17	38.81	46.02	44.39	42.20	45.12	42.97	45.61	46.85
Production, mineral and other taxes	2.52	2.29	2.36	2.91	2.53	2.27	2.62	2.55	2.74	2.56
Transportation and processing	3.89	3.74	4.01	3.92	4.04	4.03	4.04	4.02	4.05	4.07
Operating	6.02	6.07	6.03	5.97	6.34	6.02	6.45	6.02	6.58	6.77
Netback	28.56	26.07	26.41	33.22	31.48	29.88	32.01	30.38	32.24	33.45

Total Canadian Operations Netback
Price	23.66	21.39	23.47	26.59	19.67	20.84	19.29	17.39	18.40	22.30
Production, mineral and other taxes	0.19	0.20	0.21	0.16	0.16	0.16	0.17	0.15	0.17	0.17
Transportation and processing	11.37	11.35	11.40	11.37	11.85	12.09	11.77	12.00	11.37	11.96
Operating	1.47	1.39	1.56	1.46	1.24	1.02	1.31	1.55	1.18	1.19
Netback	10.63	8.45	10.30	13.60	6.42	7.57	6.04	3.69	5.68	8.98

Total Operations Netback
Price	32.57	29.69	31.32	37.03	34.22	33.53	34.45	32.41	34.08	36.97
Production, mineral and other taxes	1.39	1.24	1.31	1.64	1.56	1.41	1.60	1.56	1.65	1.60
Transportation and processing	7.53	7.59	7.62	7.36	7.25	7.30	7.24	7.31	7.15	7.25
Operating	3.81	3.71	3.84	3.89	4.24	3.99	4.33	4.17	4.29	4.52
Netback	19.84	17.15	18.55	24.14	21.17	20.83	21.28	19.37	20.99	23.60

(1)
Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-Unit Results

	2025				2024
(US$/BOE)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Administrative Expense	1.48	1.34	1.37	1.75	1.71	2.16	1.55	1.33	1.41	1.95
Administrative Expense, Excluding Long-Term Incentive,
Restructuring, and Legal Costs	1.23	1.17	1.19	1.36	1.32	1.38	1.31	1.24	1.28	1.43

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2025				2024
(US$)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	67.59	66.23	64.50	71.79	73.90	68.01	75.86	73.23	78.20	76.17
Canadian Operations	65.37	64.35	63.42	71.46	70.38	65.05	72.90	71.07	74.86	72.34
Total Operations	67.58	66.22	64.50	71.79	73.90	68.00	75.85	73.23	78.19	76.17

NGLs - Plant Condensate Price ($/bbl)
USA Operations	52.69	49.67	50.76	58.35	57.83	57.34	58.01	56.73	59.43	57.97
Canadian Operations	64.19	62.81	62.76	68.02	71.97	69.20	72.88	71.13	75.61	71.70
Total Operations	62.26	60.73	60.79	66.22	68.28	65.97	69.05	67.30	71.66	68.10

Oil & Plant Condensate Price ($/bbl)
USA Operations	66.51	64.92	63.48	70.93	72.90	67.31	74.75	72.16	77.05	75.10
Canadian Operations	64.20	62.82	62.77	68.04	71.95	69.14	72.88	71.13	75.60	71.71
Total Operations	65.90	64.30	63.28	70.30	72.75	67.59	74.47	72.00	76.82	74.62

NGLs - Other Price ($/bbl)
USA Operations	18.10	15.46	17.52	21.70	18.02	19.51	17.52	16.44	16.84	19.35
Canadian Operations	24.24	22.62	21.44	28.92	27.45	27.75	27.35	26.97	25.36	30.13
Total Operations	19.34	16.91	18.28	23.21	19.57	20.88	19.14	18.13	18.35	21.03

NGLs - Total Price ($/bbl)
USA Operations	22.57	19.93	21.81	26.40	23.15	24.57	22.67	21.73	22.20	24.16
Canadian Operations	53.99	53.16	52.68	56.71	57.69	55.71	58.35	57.22	59.21	58.59
Total Operations	37.08	35.83	36.14	39.71	35.21	35.35	35.17	33.99	35.74	35.82

Oil & NGLs Price ($/bbl)
USA Operations	50.66	47.92	48.11	55.97	56.57	53.10	57.72	55.35	59.09	58.79
Canadian Operations	54.05	53.24	52.73	56.76	57.80	55.81	58.46	57.34	59.35	58.65
Total Operations	51.49	49.34	49.27	56.14	56.76	53.52	57.84	55.66	59.13	58.77

Natural Gas Price ($/Mcf)
USA Operations	2.48	2.04	2.26	3.15	1.62	2.00	1.49	1.29	1.16	2.02
Canadian Operations	2.25	1.70	2.24	2.91	1.73	2.04	1.63	1.29	1.36	2.30
Total Operations	2.32	1.79	2.24	2.98	1.70	2.03	1.59	1.29	1.30	2.21

Total Price ($/BOE)
USA Operations	40.99	38.17	38.81	46.02	44.39	42.20	45.12	42.97	45.61	46.85
Canadian Operations	23.66	21.39	23.47	26.59	19.67	20.84	19.29	17.39	18.40	22.30
Total Operations	32.57	29.69	31.32	37.03	34.22	33.53	34.45	32.41	34.08	36.97

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Impact of Realized Gains (Losses) on Risk Management

	2025				2024
(US$)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil ($/bbl)
USA Operations	0.34	0.29	0.73	-	(0.55)	(0.07)	(0.71)	-	(1.62)	(0.51)
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	0.34	0.29	0.73	-	(0.55)	(0.07)	(0.70)	-	(1.61)	(0.51)

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	-	(0.05)	(0.22)	-	-	-	-
Total Operations	-	-	-	-	(0.04)	(0.16)	-	-	-	-

Oil & Plant Condensate ($/bbl)
USA Operations	0.32	0.27	0.67	-	(0.52)	(0.06)	(0.66)	-	(1.52)	(0.48)
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	0.23	0.19	0.49	-	(0.44)	(0.09)	(0.56)	-	(1.27)	(0.42)

NGLs - Other ($/bbl)
USA Operations	0.16	0.39	-	-	0.15	-	0.18	0.24	0.15	0.15
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	0.12	0.31	-	-	0.13	-	0.15	0.20	0.12	0.13

NGLs - Total ($/bbl)
USA Operations	0.13	0.34	-	-	0.13	-	0.16	0.21	0.13	0.13
Canadian Operations	-	-	-	-	(0.04)	(0.15)	-	-	-	-
Total Operations	0.08	0.18	-	-	0.07	(0.01)	0.10	0.13	0.08	0.09

Oil & NGLs ($/bbl)
USA Operations	0.26	0.31	0.47	-	(0.32)	(0.02)	(0.41)	0.07	(1.02)	(0.30)
Canadian Operations	-	-	-	-	(0.04)	(0.15)	-	-	-	-
Total Operations	0.20	0.23	0.35	-	(0.27)	(0.04)	(0.35)	0.06	(0.85)	(0.26)

Natural Gas ($/Mcf)
USA Operations	0.01	0.04	-	-	0.74	0.41	0.84	0.83	1.05	0.65
Canadian Operations	0.25	0.29	0.20	0.26	0.36	0.38	0.35	0.48	0.35	0.22
Total Operations	0.18	0.22	0.14	0.18	0.47	0.39	0.50	0.59	0.56	0.35

Total ($/BOE)
USA Operations	0.21	0.28	0.34	-	0.91	0.64	1.00	1.35	0.87	0.77
Canadian Operations	1.12	1.28	0.87	1.22	1.73	1.83	1.70	2.32	1.69	1.03
Total Operations	0.65	0.79	0.59	0.56	1.25	1.12	1.29	1.76	1.21	0.87

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2025				2024
(US$)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	67.93	66.52	65.23	71.79	73.35	67.94	75.15	73.23	76.58	75.66
Canadian Operations	65.37	64.35	63.42	71.46	70.38	65.05	72.90	71.07	74.86	72.34
Total Operations	67.92	66.51	65.23	71.79	73.35	67.93	75.15	73.23	76.58	75.66

NGLs - Plant Condensate Price ($/bbl)
USA Operations	52.69	49.67	50.76	58.35	57.83	57.34	58.01	56.73	59.43	57.97
Canadian Operations	64.19	62.81	62.76	68.02	71.92	68.98	72.88	71.13	75.61	71.70
Total Operations	62.26	60.73	60.79	66.22	68.24	65.81	69.05	67.30	71.66	68.10

Oil & Plant Condensate Price ($/bbl)
USA Operations	66.83	65.19	64.15	70.93	72.38	67.25	74.09	72.16	75.53	74.62
Canadian Operations	64.20	62.82	62.77	68.04	71.95	69.14	72.88	71.13	75.60	71.71
Total Operations	66.13	64.49	63.77	70.30	72.31	67.50	73.91	72.00	75.55	74.20

NGLs - Other Price ($/bbl)
USA Operations	18.26	15.85	17.52	21.70	18.17	19.51	17.70	16.68	16.99	19.50
Canadian Operations	24.24	22.62	21.44	28.92	27.45	27.75	27.35	26.97	25.36	30.13
Total Operations	19.46	17.22	18.28	23.21	19.70	20.88	19.29	18.33	18.47	21.16

NGLs - Total Price ($/bbl)
USA Operations	22.70	20.27	21.81	26.40	23.28	24.57	22.83	21.94	22.33	24.29
Canadian Operations	53.99	53.16	52.68	56.71	57.65	55.56	58.35	57.22	59.21	58.59
Total Operations	37.16	36.01	36.14	39.71	35.28	35.34	35.27	34.12	35.82	35.91

Oil & NGLs Price ($/bbl)
USA Operations	50.92	48.23	48.58	55.97	56.25	53.08	57.31	55.42	58.07	58.49
Canadian Operations	54.05	53.24	52.73	56.76	57.76	55.66	58.46	57.34	59.35	58.65
Total Operations	51.69	49.57	49.62	56.14	56.49	53.48	57.49	55.72	58.28	58.51

Natural Gas Price ($/Mcf)
USA Operations	2.49	2.08	2.26	3.15	2.36	2.41	2.33	2.12	2.21	2.67
Canadian Operations	2.50	1.99	2.44	3.17	2.09	2.42	1.98	1.77	1.71	2.52
Total Operations	2.50	2.01	2.38	3.16	2.17	2.42	2.09	1.88	1.86	2.56

Total Price ($/BOE)
USA Operations	41.20	38.45	39.15	46.02	45.30	42.84	46.12	44.32	46.48	47.62
Canadian Operations	24.78	22.67	24.34	27.81	21.40	22.67	20.99	19.71	20.09	23.33
Total Operations	33.22	30.48	31.91	37.59	35.47	34.65	35.74	34.17	35.29	37.84

Total Netback ($/BOE)
USA Operations	28.77	26.35	26.75	33.22	32.39	30.52	33.01	31.73	33.11	34.22
Canadian Operations	11.75	9.73	11.17	14.82	8.15	9.40	7.74	6.01	7.37	10.01
Total Operations	20.49	17.94	19.14	24.70	22.42	21.95	22.57	21.13	22.20	24.47

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2025				2024
(average)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	119.3	113.8	118.3	126.0	119.6	117.9	120.1	117.9	117.5	124.9
Anadarko	21.8	23.1	23.2	18.9	21.9	21.1	22.2	21.0	21.2	24.4
Other (1)	1.8	0.1	0.1	5.4	26.4	27.6	26.0	29.1	28.1	20.9
Total USA Operations	142.9	137.0	141.6	150.3	167.9	166.6	168.3	168.0	166.8	170.2

Canadian Operations
Montney	0.4	0.6	0.4	0.2	0.4	0.5	0.4	0.4	0.5	0.2
Other (1)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	0.4	0.6	0.4	0.2	0.4	0.5	0.4	0.4	0.5	0.2

Total	143.3	137.6	142.0	150.5	168.3	167.1	168.7	168.4	167.3	170.4

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	5.8	6.0	6.1	5.3	5.2	5.6	5.2	5.6	5.2	4.7
Anadarko	5.3	5.7	5.3	4.9	5.6	5.5	5.6	5.6	5.5	5.6
Other (1)	-	-	-	0.1	0.4	0.5	0.3	0.5	0.2	0.3
Total USA Operations	11.1	11.7	11.4	10.3	11.2	11.6	11.1	11.7	10.9	10.6

Canadian Operations
Montney	55.1	62.5	57.7	44.6	31.6	30.9	31.8	32.2	33.6	29.8
Other (1)	0.1	-	0.1	0.3	0.1	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	55.2	62.5	57.8	44.9	31.7	31.0	31.9	32.3	33.7	29.9

Total	66.3	74.2	69.2	55.2	42.9	42.6	43.0	44.0	44.6	40.5

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	125.1	119.8	124.4	131.3	124.8	123.5	125.3	123.5	122.7	129.6
Anadarko	27.1	28.8	28.5	23.8	27.5	26.6	27.8	26.6	26.7	30.0
Other (1)	1.8	0.1	0.1	5.5	26.8	28.1	26.3	29.6	28.3	21.2
Total USA Operations	154.0	148.7	153.0	160.6	179.1	178.2	179.4	179.7	177.7	180.8

Canadian Operations
Montney	55.5	63.1	58.1	44.8	32.0	31.4	32.2	32.6	34.1	30.0
Other (1)	0.1	-	0.1	0.3	0.1	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	55.6	63.1	58.2	45.1	32.1	31.5	32.3	32.7	34.2	30.1

Total	209.6	211.8	211.2	205.7	211.2	209.7	211.7	212.4	211.9	210.9

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025				2024
(average)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	45.6	45.9	46.3	44.5	42.1	43.0	41.7	43.1	41.6	40.3
Anadarko	29.4	32.0	30.6	25.7	31.9	29.6	32.7	32.5	32.8	32.9
Other (1)	0.1	-	(0.1)	0.2	1.8	2.5	1.6	2.1	1.3	1.4
Total USA Operations	75.1	77.9	76.8	70.4	75.8	75.1	76.0	77.7	75.7	74.6

Canadian Operations
Montney	18.9	19.8	18.7	18.3	15.0	15.0	15.0	14.9	16.3	13.8
Other (1)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	18.9	19.8	18.7	18.3	15.0	15.0	15.0	14.9	16.3	13.8

Total	94.0	97.7	95.5	88.7	90.8	90.1	91.0	92.6	92.0	88.4

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	51.4	51.9	52.4	49.8	47.3	48.6	46.9	48.7	46.8	45.0
Anadarko	34.7	37.7	35.9	30.6	37.5	35.1	38.3	38.1	38.3	38.5
Other (1)	0.1	-	(0.1)	0.3	2.2	3.0	1.9	2.6	1.5	1.7
Total USA Operations	86.2	89.6	88.2	80.7	87.0	86.7	87.1	89.4	86.6	85.2

Canadian Operations
Montney	74.0	82.3	76.4	62.9	46.6	45.9	46.8	47.1	49.9	43.6
Other (1)	0.1	-	0.1	0.3	0.1	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	74.1	82.3	76.5	63.2	46.7	46.0	46.9	47.2	50.0	43.7

Total	160.3	171.9	164.7	143.9	133.7	132.7	134.0	136.6	136.6	128.9

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	170.7	165.7	170.7	175.8	166.9	166.5	167.0	166.6	164.3	169.9
Anadarko	56.5	60.8	59.1	49.5	59.4	56.2	60.5	59.1	59.5	62.9
Other (1)	1.9	0.1	-	5.7	28.6	30.6	27.9	31.7	29.6	22.6
Total USA Operations	229.1	226.6	229.8	231.0	254.9	253.3	255.4	257.4	253.4	255.4

Canadian Operations
Montney	74.4	82.9	76.8	63.1	47.0	46.4	47.2	47.5	50.4	43.8
Other (1)	0.1	-	0.1	0.3	0.1	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	74.5	82.9	76.9	63.4	47.1	46.5	47.3	47.6	50.5	43.9

Total	303.6	309.5	306.7	294.4	302.0	299.8	302.7	305.0	303.9	299.3

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025				2024
(average)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	259	267	263	248	236	248	231	243	232	220
Anadarko	246	245	245	247	265	260	267	264	269	267
Other (1)	5	-	-	15	36	40	35	36	30	39
Total USA Operations	510	512	508	510	537	548	533	543	531	526

Canadian Operations
Montney	1,335	1,413	1,342	1,251	1,152	1,131	1,159	1,182	1,203	1,093
Other (1)	2	-	1	3	9	1	12	-	6	29
Total Canadian Operations	1,337	1,413	1,343	1,254	1,161	1,132	1,171	1,182	1,209	1,122

Total	1,847	1,925	1,851	1,764	1,698	1,680	1,704	1,725	1,740	1,648

Total Production (MBOE/d)

USA Operations
Permian	214.0	210.2	214.5	217.1	206.1	207.8	205.5	207.3	203.0	206.3
Anadarko	97.4	101.6	99.9	90.7	103.6	99.6	105.0	103.1	104.4	107.5
Other (1)	2.8	0.1	0.3	8.1	34.7	37.3	33.8	37.6	34.5	29.2
Total USA Operations	314.2	311.9	314.7	315.9	344.4	344.7	344.3	348.0	341.9	343.0

Canadian Operations
Montney	296.9	318.4	300.3	271.6	239.0	235.0	240.3	244.5	250.8	225.8
Other (1)	0.4	0.1	0.3	0.8	1.6	0.2	2.1	0.1	1.1	5.0
Total Canadian Operations	297.3	318.5	300.6	272.4	240.6	235.2	242.4	244.6	251.9	230.8

Total	611.5	630.4	615.3	588.3	585.0	579.9	586.7	592.6	593.8	573.8

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025. Canadian Other Operations primarily included natural gas volumes in Horn River until the asset was divested on January 22, 2025.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025				2024
(US$ millions)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	871	298	246	327	1,336	347	989	350	361	278
Anadarko	250	90	77	83	108	28	80	51	23	6
Other (1)	21	2	1	18	290	44	246	22	88	136
Total USA Operations	1,142	390	324	428	1,734	419	1,315	423	472	420

Canadian Operations
Montney	436	119	166	151	408	95	313	79	108	126
Other (1)	1	-	(1)	2	(2)	(2)	-	-	-	-
Total Canadian Operations	437	119	165	153	406	93	313	79	108	126

Total Capital Expenditures, Excluding Capitalized Internal Costs	1,579	509	489	581	2,140	512	1,628	502	580	546

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	63	21	19	23	96	23	73	24	23	26
Anadarko	17	5	6	6	10	1	9	3	3	3
Other (1)	2	-	1	1	28	7	21	7	6	8
Total USA Operations	82	26	26	30	134	31	103	34	32	37

Canadian Operations
Montney	17	7	5	5	22	5	17	1	9	7
Other (1)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	17	7	5	5	22	5	17	1	9	7

Total Capitalized Directly Attributable Internal Costs	99	33	31	35	156	36	120	35	41	44

Total Capital Expenditures

USA Operations
Permian	934	319	265	350	1,432	370	1,062	374	384	304
Anadarko	267	95	83	89	118	29	89	54	26	9
Other (1)	23	2	2	19	318	51	267	29	94	144
Total USA Operations	1,224	416	350	458	1,868	450	1,418	457	504	457

Canadian Operations
Montney	453	126	171	156	430	100	330	80	117	133
Other (1)	1	-	(1)	2	(2)	(2)	-	-	-	-
Total Canadian Operations	454	126	170	158	428	98	330	80	117	133

Corporate & Other	4	2	1	1	7	4	3	1	1	1
Total Capital Expenditures	1,682	544	521	617	2,303	552	1,751	538	622	591
Net Acquisitions & (Divestitures)	360	(57)	(9)	426	198	3	195	4	3	188
Net Capital Investment	2,042	487	512	1,043	2,501	555	1,946	542	625	779

(1)
Other Operations includes capital expenditures in plays that are not part of the Company’s current focus. Capital expenditures associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025				2024
	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	87	30	21	36	167	40	127	50	45	32
Anadarko	29	7	15	7	17	4	13	7	6	-
Other (1)	1	-	-	1	20	4	16	-	1	15
Total USA Operations	117	37	36	44	204	48	156	57	52	47

Canadian Operations
Montney	60	20	19	21	64	18	46	12	13	21
Total Canadian Operations	60	20	19	21	64	18	46	12	13	21

Total	177	57	55	65	268	66	202	69	65	68

Completions Activity (net wells on production)

USA Operations
Permian	106	30	23	53	135	42	93	32	40	21
Anadarko	35	14	11	10	9	-	9	9	-	-
Other (1)	-	-	-	-	27	-	27	11	7	9
Total USA Operations	141	44	34	63	171	42	129	52	47	30

Canadian Operations
Montney	76	19	39	18	68	13	55	11	33	11
Total Canadian Operations	76	19	39	18	68	13	55	11	33	11

Total	217	63	73	81	239	55	184	63	80	41

(1)
Other Operations includes net wells drilled and net wells on production in plays that are not part of the Company’s current focus. Net wells drilled and net wells on production associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the period ended September 30, 2025

U.S. Dollar / U.S. Protocol

For the period ended September 30, 2025

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS), Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow Per Share (FCFPS) - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Non-GAAP FCFPS is Non-GAAP Free Cash Flow divided by the weighted average number of shares of common stock outstanding. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	Q3 2025	YTD 2025

Cash From (Used in) Operating Activities	$812	$2,698
Deduct (Add back):
Net change in other assets and liabilities	(7)	(29)
Net change in non-cash working capital	(76)	(85)
Non-GAAP Cash Flow	$895	$2,812

Per Share - Basic	$3.49	$10.87
Per Share - Diluted	3.47	10.78

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$895	$2,812
Deduct:
Capital expenditures	544	1,682
Non-GAAP Free Cash Flow	$351	$1,130

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	Q3 2025	YTD 2025

Net Earnings (Loss) Before Income Tax	$192	$398
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(20)	(12)
Impairments	(141)	(871)
Non-operating foreign exchange gain (loss)	2	86
Adjusted Earnings (Loss) Before Income Tax	351	1,195
Income tax expense (recovery)	84	293
Non-GAAP Adjusted Earnings	$267	$902

Per Share - Basic	$1.04	$3.49
Per Share - Diluted	1.03	3.46

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2025

Long-Term Debt, Including Current Portion	$5,212
Total Shareholders’ Equity	10,234
Capitalization	$15,446

Debt to Capitalization	34%

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require Debt to Adjusted Capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011 in conjunction with the Company’s January 1, 2012 adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2025

Long-Term Debt, Including Current Portion	$5,212
Total Shareholders’ Equity	10,234
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$23,192

Debt to Adjusted Capitalization	22%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio/Target) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Trailing 12- Months

Long-Term Debt, Including Current Portion					$5,212

Net Earnings (Loss)	$(60)	$(159)	$307	$148	$236
Add back (deduct):
Depreciation, depletion and amortization	545	545	556	545	2,191
Interest	106	97	95	91	389
Income tax expense (recovery)	(41)	(34)	92	44	61
EBITDA	$550	$449	$1,050	$828	$2,877

Debt to EBITDA (times)					1.8

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Trailing 12- Months

Long-Term Debt, Including Current Portion					$5,212

Net Earnings (Loss)	$(60)	$(159)	$307	$148	$236
Add back (deduct):
Depreciation, depletion and amortization	545	545	556	545	2,191
Impairments	450	730	-	141	1,321
Accretion of asset retirement obligation	5	6	8	7	26
Interest	106	97	95	91	389
Unrealized (gains) losses on risk management	75	46	(54)	20	87
Foreign exchange (gain) loss, net	2	10	22	(7)	27
Other (gains) losses, net	(5)	(3)	(5)	(3)	(16)
Income tax expense (recovery)	(41)	(34)	92	44	61
Adjusted EBITDA	$1,077	$1,238	$1,021	$986	$4,322

Debt to Adjusted EBITDA (times)					1.2

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Net Debt - Net Debt is defined as long-term debt, including the current portion, less cash and cash equivalents.

Net Debt	YTD 2025

Long-Term Debt, Including Current Portion	$5,212
Less:
Cash and cash equivalents	25
Net Debt	$5,187

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing and operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Upstream Operating Cash Flow, excluding Risk Management and Upstream Operating Free Cash Flow - Upstream Operating Cash Flow, excluding Risk Management is a measure that adjusts the USA and Canadian Operations revenues for production, mineral and other taxes, transportation and processing expense, operating expense and the impacts of realized risk management activities. It is calculated as total upstream operating income excluding upstream depreciation, depletion and amortization, and the impact of risk management activities. Upstream Operating Free Cash Flow is defined as Upstream Operating Cash Flow, excluding Risk Management, in excess of upstream capital investment, excluding net acquisitions and divestitures. Management monitors these measures as they reflect operating performance and measure the amount of cash generated from the Company’s upstream operations.

Return on Capital Employed (ROCE) - ROCE is defined as Adjusted Earnings divided by Capital Employed. Adjusted Earnings is defined as trailing 12-month Non-GAAP Adjusted Earnings plus after-tax interest expense. Non-GAAP Adjusted Earnings is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes, includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes. Capital Employed is defined as average debt plus average shareholders’ equity.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense.

Selected Financial Data (1)

	2025				2024
(US$ millions)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2) (3)	3,517	1,095	1,112	1,310	5,607	1,340	1,378	1,423	1,466
Production, mineral and other taxes	216	66	67	83	319	72	82	85	80
Transportation and processing	334	108	114	112	510	128	129	126	127
Operating	515	173	173	169	799	190	193	205	211
	2,452	748	758	946	3,979	950	974	1,007	1,048
Canadian Operations
Upstream Product Revenue (2) (3)	1,922	627	643	652	1,743	454	394	425	470
Production, mineral and other taxes	16	6	6	4	14	3	4	4	3
Transportation and processing	923	332	312	279	1,043	262	270	260	251
Operating	120	42	42	36	109	22	36	26	25
	863	247	283	333	577	167	84	135	191
Total Operations
Upstream Product Revenue (2) (3)	5,439	1,722	1,755	1,962	7,350	1,794	1,772	1,848	1,936
Production, mineral and other taxes	232	72	73	87	333	75	86	89	83
Transportation and processing	1,257	440	426	391	1,553	390	399	386	378
Operating	635	215	215	205	908	212	229	231	236
	3,315	995	1,041	1,279	4,556	1,117	1,058	1,142	1,239

(1)	Segmented financial information per the notes to Ovintiv's financial statements and/or management's discussion and analysis.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.

Sales Volumes (1)

	2025				2024
(BOE)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	85,811,271	28,696,548	28,635,880	28,478,970	126,001,722	31,667,596	32,027,500	31,141,019	31,165,771
Canadian Operations	81,171,090	29,297,952	27,360,151	24,512,940	88,059,600	21,638,124	22,502,832	22,919,260	20,999,433
Total	166,982,361	57,994,500	55,996,031	52,991,910	214,061,322	53,305,720	54,530,332	54,060,279	52,165,204

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2025				2024 (2)
(US$/BOE)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	40.99	38.16	38.83	46.00	44.40	42.22	42.96	45.60	46.88
Production, mineral and other taxes	2.52	2.30	2.34	2.91	2.53	2.27	2.56	2.73	2.57
Transportation and processing	3.89	3.76	3.98	3.93	4.05	4.04	4.03	4.05	4.07
Operating	6.00	6.03	6.04	5.93	6.34	6.00	6.03	6.58	6.77
Netback	28.57	26.07	26.47	33.22	31.48	29.90	30.35	32.24	33.47
Total Canadian Operations
Price	23.68	21.40	23.50	26.60	19.67	20.84	17.38	18.41	22.29
Production, mineral and other taxes	0.20	0.20	0.22	0.16	0.16	0.14	0.18	0.17	0.14
Transportation and processing	11.37	11.33	11.40	11.38	11.84	12.11	12.00	11.34	11.95
Operating	1.48	1.43	1.54	1.47	1.24	1.02	1.60	1.13	1.19
Netback	10.63	8.43	10.34	13.58	6.43	7.58	3.60	5.76	9.00
Total Operations
Price	32.57	29.69	31.34	37.02	34.22	33.54	32.40	34.07	36.98
Production, mineral and other taxes	1.39	1.24	1.30	1.64	1.56	1.41	1.58	1.65	1.59
Transportation and processing	7.53	7.59	7.61	7.38	7.25	7.32	7.32	7.14	7.25
Operating	3.80	3.71	3.84	3.87	4.24	3.98	4.20	4.27	4.52
Netback	19.85	17.16	18.59	24.14	21.17	20.84	19.31	21.01	23.62

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

(2)

As part of the Company's reassessment of its reporting segments (see Note 3 of the Interim Condensed Consolidated Financial Statements included in Part I, Item 1 of Ovintiv's Quarterly Report on Form 10-Q), intercompany marketing fees formerly transacted between operating segments are excluded from the Selected Financial Data table above but included in the reported netbacks. For the year ended December 31, 2024, intercompany marketing fees totaled $24 million, and for the quarterly periods presented, they ranged from $5 million to $7 million.

Ovintiv Inc.	4	Non-GAAP Definitions and Reconciliations